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                                                                 EXECUTION COPY

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                                AMENDMENT NO. 1

                                      to

                              AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT
                                AND ASSIGNMENT


                                   between

                        ARCADIA RECEIVABLES FINANCE CORP.
                                  Purchaser

                                     and

                            ARCADIA FINANCIAL LTD.
                                   Seller


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                              TABLE OF CONTENTS

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                                                                            PAGE


                                  ARTICLE I

                                 DEFINITIONS

                                  ARTICLE II

                                 AMENDMENTS

SECTION 2.1   Amendments to Section 1.01 of the Receivables
                Purchase Agreement .......................................  1

SECTION 2.2   Substitution for "Dealer" References .......................  2

SECTION 2.3   Amendment to Schedule B of the Receivables
                Purchase Agreement .......................................  2

                                  ARTICLE III

                                 MISCELLANEOUS

SECTION 3.1   Counterparts; Effectiveness ................................  2

SECTION 3.2   Governing Law; Entire Agreement ............................  3

SECTION 3.3   Headings ...................................................  3

SECTION 3.4   Receivables Purchase Agreement in Full Force and
                Effect as Amended ........................................  3
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                                      -i-
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          AMENDMENT NO. 1 dated as of July 13, 1999 (this "AMENDMENT") to
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND ASSIGNMENT dated as of July 21, 1998 (the "RECEIVABLES PURCHASE AGREEMENT"), between Arcadia Receivables Finance Corp., a Delaware corporation, as Purchaser (the "PURCHASER") and Arcadia Financial Ltd., a Minnesota corporation, as Seller, (the "SELLER").

          WHEREAS, the parties listed above have entered into the Receivables Purchase Agreement;

          WHEREAS, pursuant to Section 6.04(b) of the Receivables Purchase Agreement, the Purchaser and the Seller desire to amend the Receivables Purchase Agreement in certain respects as provided below;

          WHEREAS, the Security Insurer is willing to consent to this Amendment as required by Section 6.04(b) of the Receivables Purchase Agreement.

          NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

          Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meaning ascribed thereto in the Receivables Purchase Agreement.

                                  ARTICLE II

                                 AMENDMENTS

          SECTION 2.1 AMENDMENTS TO SECTION 1.01 OF THE RECEIVABLES PURCHASE AGREEMENT. The following new definitions are hereby added in their appropriate alphabetical order to Section 1.01 of the Receivables Purchase
Agreement:

          "RECEIVABLE ASSIGNMENT" means with respect to a Receivable sold to AFL by a Third-Party Seller (other than a Dealer), the executed assignment executed by such Third-Party Seller conveying such Receivable to AFL.

          "RECEIVABLES SALE AGREEMENT" means an agreement between AFL and a Third-Party Seller (other than a Dealer), relating to the sale of retail installment sales contracts and installment notes of AFL and all documents and instruments relating thereto.

          "THIRD-PARTY AGREEMENT" means a Dealer Agreement or a Receivables Sale Agreement.

          "THIRD-PARTY ASSIGNMENT" means a Dealer Assignment or a Receivable Assignment.

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          "THIRD-PARTY SELLER" means a Dealer or other Person who (i) is not AFL or a Subsidiary of AFL, (ii) is acceptable to the Security Insurer and the Agents and (iii) sells Receivables to AFL pursuant to a Receivables Sale Agreement.

          SECTION 2.2 SUBSTITUTION FOR "DEALER" REFERENCES. All references to "Dealer," "Dealer Agreement" and "Dealer Assignment" in the following sections of the Receivables Purchase Agreement are hereby deleted and replaced with "Third-Party Seller," "Third-Party Agreement" and "Third-Party Assignment", as applicable: the definition of "Other Conveyed Property" in
Section 1.01; Section 2.03(iv); and paragraphs 14, 17, 18 and 25 of Schedule B.

          SECTION 2.3 AMENDMENT TO SCHEDULE B OF THE RECEIVABLES PURCHASE AGREEMENT. Paragraphs 1 and 2 of Schedule B are deleted in their entirety and replaced with the following:

          1. CHARACTERISTICS OF RECEIVABLES. Each Receivable (A) was originated by (i) AFL or (ii) a Third-Party Seller or other Person (if purchased by AFL pursuant to a Receivables Sale Agreement with a Third-Party Seller who did not originate such Receivable) for the retail sale of a Financed Vehicle in the ordinary course of business of such Third-Party Seller or other Person, as the case may be, and such Third-Party Seller or other Person had all necessary licenses and permits to originate Receivables in the state where such Third-Party Seller or other Person was located, was fully and properly executed by the parties thereto, was purchased by Arcadia from the applicable Third-Party Seller under an existing Third-Party Agreement with AFL and was validly assigned by the applicable Third-Party Seller to Arcadia,
     (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (C) is a fully amortizing
     Receivable which provides for level monthly payments (provided that the payment in the first Monthly Period and the final Monthly Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term.

          2. NO FRAUD OR MISREPRESENTATION. Each Receivable was originated by AFL or by a Third-Party Seller or other Person (if purchased by AFL pursuant to a Receivables Sale Agreement with a Third-Party Seller who did not originate such Receivable) and was sold by the applicable Third-Party Seller to AFL without any fraud or misrepresentation on the part of such Third-Party Seller in either case.

                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 3.1 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Servicer shall have received (a) counterparts hereof executed on behalf of the Seller and the Purchaser, (b) the consent of the Security Insurer to the


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terms of this Amendment, and (c) evidence of notice to Standard & Poor's and
Moody's of this Amendment.

          SECTION 3.2 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Receivables Purchase Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 3.3 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

          SECTION 3.4 RECEIVABLES PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Receivables Purchase Agreement shall remain in full force and effect. All reference to the Receivables Purchase Agreement in any other document or instrument shall be deemed to mean the Receivables Purchase Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Receivables Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Receivables Purchase Agreement were set forth herein.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                 PURCHASER:
                                 ARCADIA RECEIVABLES FINANCE CORP.


                                 By: /s/ John Witham
                                     --------------------------
                                     Name: John Witham
                                     Title: SVP & CFO


                                 SELLER:
                                 ARCADIA FINANCIAL LTD.


                                 By: /s/ John Witham
                                     --------------------------
                                     NAME: John Witham
                                     TITLE: EVP & CFO


ASSURED AND CONSENTED:

SECURITY INSURER:
FINANCIAL SECURITY ASSURANCE INC.


By: /s/ Dan Farrell
    ----------------------------
Name:
Title:




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